UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

          FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO
          SECTION 12(b) OR (g) OF THE SECURITIES EXCHANGE ACT OF 1934


                                    INTROBUZZ
             (Exact name of registrant as specified in its charter)

        Nevada                                                   26-2568892
(State of Incorporation                                       (I.R.S. Employer
   or Organization)                                          Identification No.)

7816 Calico Flower Avenue Las Vegas, NV                             89128
(Address of principal executive offices)                         (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                         Name of each exchange on which
      to be so registered                         each class is to be registered
      -------------------                         ------------------------------
8,000,000  Shares of Common Stock                             OTC-BB

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [X]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box [ ]

Securities  Act  registration  statement file number to which this form relates:
333-179118

       Securities to be registered pursuant to Section 12(g) of the Act:

                                 Not Applicable
                                 --------------
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Common Stock, 10,000,000 Shares authorized, par value $.001

ITEM 2. EXHIBIT

     None.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          Introbuzz


                                          By: /s/ Kenneth Carter
                                              ----------------------------------
                                              Kenneth Carter
                                              Chief Executive Officer
                                          Date: July 25, 2012

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